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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 20, 2001
                                                 -------------------



                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                           0-26534                  13-3671221
------------------------------            -----------             ------------------
(State or Other Jurisdiction              (Commission               (IRS Employer
     of Incorporation)                    File Number)            Identification No.)


     4 Science Park, New Haven, CT                                   06511
---------------------------------------                           ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (203) 498-4210
                                                    --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         On February 20, 2001, Vion Pharmaceuticals Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         Exhibit 99.1 Press Release dated February 20, 2001.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VION PHARMACEUTICALS, INC.


Date: February 20, 2001             By: /s/ Alan Kessman
                                        ---------------------------
                                    Name:  Alan Kessman
                                    Title: President and Chief Executive Officer




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                                  EXHIBIT INDEX


         99.1     Press release dated February 20, 2001.

                         STATEMENT OF DIFFERENCES

   The registered trademark symbol shall be expressed as...............'r'